Exhibit 10.2

SECOND AMENDMENT TO ASSET AND EQUITY INTERESTS PURCHASE AGREEMENT

This Second Amendment (this “Amendment”), effective as of March 12, 2025, to the Asset and Equity Interests Purchase Agreement, dated as of December 11, 2023, as amended as of July 30, 2024 (the “Agreement”), by and between Elusys Holdings Inc., a Delaware corporation (“Buyer”), and Scorpius Holdings, Inc., (f/k/a NightHawk Biosciences, Inc.), a Delaware corporation (“Seller”). Capitalized terms used herein without definition shall have the meanings assigned in the Asset and Equity Interests Purchase Agreement.

WHEREAS, Section 2.1(c) of the Agreement provides that: “Buyer shall pay to Seller no later than December 31, 2028, a cash payment equal to $2,500,000.”; and

WHEREAS, the parties desire to delete Section 2.1(c) of the Agreement in consideration of the payment by Buyer of $550,000 in cash on the date hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Cash Payment. On the date hereof, the Buyer shall pay to Seller to sum of $550,000 in cash (the “Cash Payment”).

2. Amendment.  Effective upon Seller’s receipt of the Cash Payment, Section 2.1(c) of the Agreement is hereby deleted in its entirety.

3. Severability. The provisions of this Amendment are severable and if any part or it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

4. No Other Amendments; Confirmation. All other terms of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

6. Governing Law. This Amendment is made and shall be construed and performed under the laws of the State of Delaware without regard to its choice or conflict of law principles.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Asset and Equity Interests Purchase Agreement to be duly executed as of the day and year first above written.

SCORPIUS HOLDINGS, INC.

By:	/s/William Ostrander
Name:	William Ostrander
Title:	Chief Financial Officer

ELUSYS HOLDINGS INC.

By:	/s/Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	President